SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

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FIDELITY SELECT PORTFOLIOS®

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Select Portfolios:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of all of the funds of Fidelity Select Portfolios (the trust), will be held at an office of the trust, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on March 14, 2001, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof. As used herein, "equity funds" refers to all other funds of the trust except Money Market Portfolio (the "money market fund").

1. To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

5. To approve an amended management contract for each of Cyclical Industries Portfolio and Natural Resources Portfolio.

6. To approve an amended management contract for Money Market Portfolio.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each of the equity funds (except Business Services and Outsourcing Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio).

8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc., (FMR Far East) for each of the equity funds (except Business Services and Outsourcing Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio).

9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for each of the funds (except Networking and Infrastructure Portfolio and Wireless Portfolio).

10. To eliminate each equity fund's (except Business Services and Outsourcing Portfolio, Cyclical Industries Portfolio, Medical Equipment and Systems Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio) fundamental investment policy concerning temporary investments for defensive purposes and adopt a comparable non-fundamental policy.

11. To modify a fundamental investment policy of Biotechnology Portfolio.

12. To modify a fundamental investment policy of Consumer Industries Portfolio.

13. To modify a fundamental investment policy of Environmental Services Portfolio.

14. To modify a fundamental investment policy of Utilities Growth Portfolio.

15. To amend the fundamental investment limitation concerning diversification for Money Market Portfolio.

16. To amend the fundamental investment limitation concerning the concentration of the funds' investments in a single industry for each equity fund (except Business Services and Outsourcing Portfolio, Cyclical Industries Portfolio, Medical Equipment Systems Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio).

17. To amend Gold Portfolio's fundamental investment limitation concerning its purchases and sales of commodities.

18. To amend the fundamental investment limitation concerning underwriting for each fund (except Networking and Infrastructure Portfolio and Wireless Portfolio).

The Board of Trustees has fixed the close of business on January 16, 2001 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

January 16, 2001

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SELECT PORTFOLIOS
TO BE HELD ON MARCH 14, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of the trust and at any adjournments thereof (the Meeting), to be held on March 14, 2001 at 9:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 16, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $___ (Air Transportation Portfolio), $___ (Automotive Portfolio), $___ (Banking Portfolio), $___ (Biotechnology Portfolio), $___ (Brokerage and Investment Management Portfolio), $___ (Business Services and Outsourcing Portfolio), $___ (Chemicals Portfolio), $___ (Computers Portfolio), $___ (Construction and Housing Portfolio), $___ (Consumer Industries Portfolio), $___ (Cyclical Industries Portfolio), $___ (Defense and Aerospace Portfolio), $___ (Developing Communications Portfolio), $___ (Electronics Portfolio), $___ (Energy Portfolio), $___ (Energy Service Portfolio), $___ (Environmental Services Portfolio), $___ (Financial Services Portfolio), $___ (Food and Agriculture Portfolio), $___ (Gold Portfolio), $___ (Health Care Portfolio), $___ (Home Finance Portfolio), $___ (Industrial Equipment Portfolio), $___ (Industrial Materials Portfolio), $___ (Insurance Portfolio), $___ (Leisure Portfolio), $___ (Medical Delivery Portfolio), $___ (Medical Equipment and Systems Portfolio), $___ (Multimedia Portfolio), $___ (Natural Gas Portfolio), $___ (Natural Resources Portfolio), $___ (Networking and Infrastructure Portfolio), $___ (Paper and Forest Products Portfolio), $___ (Retailing Portfolio), $___ (Software and Computer Services Portfolio), $___ (Technology Portfolio), $___ (Telecommunications Portfolio), $___ (Transportation Portfolio), $___ (Utilities Growth Portfolio), $___ (Wireless Portfolio), and $___ (Money Market Portfolio), respectively. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $___ (Air Transportation Portfolio), $___ (Automotive Portfolio), $___ (Banking Portfolio), $___ (Biotechnology Portfolio), $___ (Brokerage and Investment Management Portfolio), $___ (Business Services and Outsourcing Portfolio), $___ (Chemicals Portfolio), $___ (Computers Portfolio), $___ (Construction and Housing Portfolio), $___ (Consumer Industries Portfolio), $___ (Cyclical Industries Portfolio), $___ (Defense and Aerospace Portfolio), $___ (Developing Communications Portfolio), $___ (Electronics Portfolio), $___ (Energy Portfolio), $___ (Energy Service Portfolio), $___ (Environmental Services Portfolio), $___ (Financial Services Portfolio), $___ (Food and Agriculture Portfolio), $___ (Gold Portfolio), $___ (Health Care Portfolio), $___ (Home Finance Portfolio), $___ (Industrial Equipment Portfolio), $___ (Industrial Materials Portfolio), $___ (Insurance Portfolio), $___ (Leisure Portfolio), $___ (Medical Delivery Portfolio), $___ (Medical Equipment and Systems Portfolio), $___ (Multimedia Portfolio), $___ (Natural Gas Portfolio), $___ (Natural Resources Portfolio), $___ (Networking and Infrastructure Portfolio), $___ (Paper and Forest Products Portfolio), $___ (Retailing Portfolio), $___ (Software and Computer Services Portfolio), $___ (Technology Portfolio), $___ (Telecommunications Portfolio), $___ (Transportation Portfolio), $___ (Utilities Growth Portfolio), $___ (Wireless Portfolio), and $___ (Money Market Portfolio), respectively. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses do not exceed Gold Portfolio's existing expense cap of 1.54% and every other fund's voluntary expense cap of 2.50%. Expenses exceeding each fund's expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and FMR U.K. and FMR Far East, subadvisers to the equity funds, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to the money market fund, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan, is also a subadviser to the equity funds.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

The following table summarizes the proposals applicable to each fund.

Proposal #	\\	Proposal Description	\\	Applicable Fund(s)	\\	Page
1.		To elect as Trustees the 12 nominees presented in Proposal 1.		All
2.		To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.		All
3.		To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.		All
4.		To authorize the Trustees to adopt an amended and restated Declaration of Trust.		All
5.		To approve an amended management contract for each fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.		Cyclical Industries Portfolio and Natural Resources Portfolio
6.		To approve an amended management contract for the fund that would modify the management fee rate payable to FMR.		Money Market Portfolio
7.		To approve an amended sub-advisory agreement with FMR U.K. to allow for future modifications of the contract without shareholder approval if permitted by the 1940 Act.		All equity funds (except Business Services and Outsourcing Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio)
8.		To approve an amended sub-advisory agreement with FMR Far East to allow for future modifications of the contract without shareholder approval if permitted by the 1940 Act.		All equity funds (except Business Services and Outsourcing Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio)
9.		To approve a Distribution and Service Plan for the fund which describes all material aspects of the proposed financing for the distribution of fund shares.		All funds (except Networking and Infrastructure Portfolio and Wireless Portfolio)
10.		To adopt a standard investment policy for each of the equity funds concerning temporary investments.

All equity funds (except Business Services and Outsourcing Portfolio, Cyclical Industries Portfolio, Medical Equipment and Systems Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio)

11.		To modify a fundamental investment policy of the fund.		Biotechnology Portfolio
12.		To modify a fundamental investment policy of the fund.		Consumer Industries Portfolio
13.		To modify a fundamental investment policy of the fund.		Environmental Services Portfolio
14.		To modify a fundamental investment policy of the fund.		Utilities Growth Portfolio
15.		To amend the fundamental limitation concerning diversification.		Money Market Portfolio
16.		To amend the fundamental investment limitation concerning industry concentration.

All equity funds (except Business Services and Outsourcing Portfolio, Cyclical Industries Portfolio, Medical Equipment and Systems Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio)

17.		To amend the fundamental investment limitation concerning purchases and sales of commodities.		Gold Portfolio
18.		To amend the fundamental investment limitation concerning underwriting to exclude "securities of other investment companies" from the limit.		All funds (except Networking and Infrastructure Portfolio and Wireless Portfolio)

Shares of each fund of the trust issued and outstanding as of November 30, 2000 are indicated in the following table:

Air Transportation Portfolio	[ ]
Automotive Portfolio	[ ]
Banking Portfolio	[ ]
Biotechnology Portfolio	[ ]
Brokerage and Investment Management Portfolio	[ ]
Business Services and Outsourcing Portfolio	[ ]
Chemicals Portfolio	[ ]
Computers Portfolio	[ ]
Construction and Housing Portfolio	[ ]
Consumer Industries Portfolio	[ ]
Cyclical Industries Portfolio	[ ]
Defense and Aerospace Portfolio	[ ]
Developing Communications Portfolio	[ ]
Electronics Portfolio	[ ]
Energy Portfolio	[ ]
Energy Service Portfolio	[ ]
Environmental Services Portfolio	[ ]
Financial Services Portfolio	[ ]
Food and Agriculture Portfolio	[ ]
Gold Portfolio	[ ]
Health Care Portfolio	[ ]
Home Finance Portfolio	[ ]
Industrial Equipment Portfolio	[ ]
Industrial Materials Portfolio	[ ]
Insurance Portfolio	[ ]
Leisure Portfolio	[ ]
Medical Delivery Portfolio	[ ]
Medical Equipment and Systems Portfolio	[ ]
Multimedia Portfolio	[ ]
Natural Gas Portfolio	[ ]
Natural Resources Portfolio	[ ]
Networking and Infrastructure Portfolio	[ ]
Paper and Forest Products Portfolio	[ ]
Retailing Portfolio	[ ]
Software and Computer Services Portfolio	[ ]
Technology Portfolio	[ ]
Telecommunications Portfolio	[ ]
Transportation Portfolio	[ ]
Utilities Growth Portfolio	[ ]
Wireless Portfolio	[ ]
Money Market Portfolio	[ ]

[To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on November 30, 2000 was as follows:

Air Transportation Portfolio:

Automotive Portfolio:

Banking Portfolio:

Biotechnology Portfolio:

Brokerage and Investment Management Portfolio:

Business Services and Outsourcing Portfolio:

Chemicals Portfolio:

Computers Portfolio:

Construction and Housing Portfolio:

Consumer Industries Portfolio:

Cyclical Industries Portfolio:

Defense and Aerospace Portfolio:

Developing Communications Portfolio:

Electronics Portfolio:

Energy Portfolio:

Energy Service Portfolio:

Environmental Services Portfolio:

Financial Services Portfolio:

Food and Agriculture Portfolio:

Gold Portfolio:

Health Care Portfolio:

Home Finance Portfolio:

Industrial Equipment Portfolio:

Industrial Materials Portfolio:

Insurance Portfolio:

Leisure Portfolio:

Medical Delivery Portfolio:

Medical Equipment and Systems Portfolio:

Multimedia Portfolio:

Natural Gas Portfolio:

Natural Resources Portfolio:

Networking and Infrastructure Portfolio:

Paper and Forest Products Portfolio:

Retailing Portfolio:

Software and Computer Services Portfolio:

Technology Portfolio:

Telecommunications Portfolio:

Transportation Portfolio:

Utilities Growth Portfolio:

Wireless Portfolio:

Money Market Portfolio:

[FMR has advised the trust that for Proposals [LIST ALL APPLICABLE PROPOSALS] contained in this Proxy Statement, it will vote its shares at the Meeting [FOR each Proposal.] To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund[s] on that date.]

Shareholders of record at the close of business on January 16, 2001 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of each fund's annual report for the fiscal year ended February 29, 2000 and the semiannual report for the fiscal period ended August 31, 2000 call 1-800-544-3198 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: A plurality of all votes cast at the Meeting is sufficient to approve Proposal 1 and a majority of all votes of the appropriate fund cast at the meeting is sufficient to approve Proposal 2. Approval of Proposals 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposals 5 through 18 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate funds. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Select Portfolios, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

All nominees named below are currently Trustees of Fidelity Select Portfolios and have served in that capacity continuously since originally elected or appointed. Ned C. Lautenbach was selected by the trust's Nominating and Administration Committee (see page __ ) and was appointed to the Board in January 2000. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Ned C. Lautenbach, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR. Mr. Lautenbach is currently a Trustee of 53 registered investment companies advised by FMR.

In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation **	Year of Election or Appointment
J. Michael Cook 58

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		January 1, 2001
Ralph F. Cox 68

President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis 69	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates 57

Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

		1997
*Edward C. Johnson 3d 70	President of the funds. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; Chairman and Representative Director of Fidelity Investments Japan Limited (1997); and a Director of FDC and of FMR Co., Inc. (2000).	1980
Donald J. Kirk 68

Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

		1987
Marie L. Knowles 54

Prior to Ms. Knowles retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		January 1, 2001
Ned C. Lautenbach 57

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000), In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch 58

Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

		1990
William O. McCoy 67

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
Marvin L. Mann 67	Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).	1993
*Robert C. Pozen 54	Senior Vice President of the funds (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.	1997

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of November 30, 2000 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of 3 interested and 9 non-interested Trustees, met 11 times during the twelve months ended February 29, 2000. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended February 29, 2000, the committee held 9 meetings.

The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman) (scheduled to retire at the end of 2000), Cox, Mann, Gates, and Williams (scheduled to retire at the end of 2000). The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended February 29, 2000, the committee held 3 meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 29, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d**	Abigail P. Johnson**, #	J. Michael Cook*****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones****	Marie L. Knowles******	Donald J. Kirk	Ned C. Lautenbach ***	Peter S. Lynch **	William O. McCoy	Gerald C. McDonough [##]	Marvin L. Mann	Robert C. Pozen**	Thomas R. Williams [##]
Air Transportation[B,] C]	$ 0	$ 0	$	$ 16	$16	$16	$15		$$17	$5	$ 0	$16	$20	$17	$ 0	$16
Automotive[B,] D]	$ 0	$ 0	$	$ 8	$8	$8	$7		$$8	$2	$ 0	$8	$10	$8	$ 0	$8
Banking[B,] E]	$ 0	$ 0		$$209	$201	$208	$184		$$211	$68	$ 0	$207	$259	$210	$ 0	$204
Biotechnology[B,] F]	$ 0	$ 0		$$299	$294	$296	$212		$$304	$162	$ 0	$295	$373	$302	$ 0	$295
Brokerage and Investment Management[B,] G]	$ 0	$ 0		$$135	$131	$135	$113		$$137	$50	$ 0	$134	$168	$136	$ 0	$132
Business Services and Outsourcing[B,] H]	$ 0	$ 0		$$18	$18	$18	$15		$$18	$8	$ 0	$18	$23	$18	$ 0	$18
Chemicals[B,] I]	$ 0	$ 0		$$11	$11	$11	$9		$$11	$4	$ 0	$11	$ 14	$ 11	$ 0	$ 11
Computers[B,] J]	$ 0	$ 0	$	$ 642	$ 627	$ 637	$ 490	$	$ 652	$ 307	$ 0	$ 633	$ 800	$ 647	$ 0	$ 631
Construction and Housing[B,] K]	$ 0	$ 0	$	$ 6	$ 6	$ 6	$ 6	$	$ 6	$ 1	$ 0	$ 6	$ 8	$ 6	$ 0	$ 6
Consumer Industries[B,] L]	$ 0	$ 0	$	$ 21	$ 21	$ 21	$ 18	$	$ 22	$ 8	$ 0	$ 21	$ 26	$ 21	$ 0	$ 21
Cyclical Industries[B,] M]	$ 0	$ 0	$	$ 2	$ 2	$ 2	$ 2	$	$ 2	$ 1	$ 0	$ 2	$ 2	$ 2	$ 0	$ 2
Defense and Aerospace[B,] N]	$ 0	$ 0	$	$ 10	$ 10	$ 10	$ 9	$	$ 10	$ 3	$ 0	$ 10	$ 12	$ 10	$ 0	$ 10
Developing Communications[B,] O]	$ 0	$ 0	$	$ 348	$ 341	$ 344	$ 242	$	$ 354	$ 185	$ 0	$ 344	$ 435	$ 352	$ 0	$ 342
Electronics[B,] P]	$ 0	$ 0	$	$ 1,191	$ 1,172	$ 1,179	$ 863	$	$ 1,211	$ 638	$ 0	$ 1,174	$ 1,486	$ 1,202	$ 0	$ 1,174
Energy[B,] Q]	$ 0	$ 0	$	$ 57	$ 55	$ 56	$ 47	$	$ 57	$ 24	$ 0	$ 56	$ 71	$ 57	$ 0	$ 55
Energy Service[B,] R]	$ 0	$ 0	$	$ 186	$ 181	$ 185	$ 157	$	$ 189	$ 75	$ 0	$ 184	$ 232	$ 187	$ 0	$ 182
Environmental Services[B,] S]	$ 0	$ 0	$	$ 4	$ 4	$ 4	$ 4	$	$ 4	$ 1	$ 0	$ 4	$ 6	$ 4	$ 0	$ 4
Financial Services[B,] T]	$ 0	$ 0	$	$ 148	$ 143	$ 147	$ 127	$	$ 150	$ 53	$ 0	$ 146	$ 184	$ 149	$ 0	$ 145
Food and Agriculture[B,] U]	$ 0	$ 0	$	$ 45	$ 44	$ 45	$ 40	$	$ 46	$ 15	$ 0	$ 45	$ 56	$ 45	$ 0	$ 44
Gold[B,] V]	$ 0	$ 0	$	$ 54	$ 52	$ 53	$ 44	$	$ 54	$ 23	$ 0	$ 53	$ 67	$ 54	$ 0	$ 53
Health Care[B,] W]	$ 0	$ 0	$	$ 800	$775	$796	$ 678	$	$ 810	$ 301	$ 0	$ 790	$ 995	$ 805	$ 0	$ 783
Home Finance[B,] X]	$ 0	$ 0	$	$ 154	$ 148	$ 153	$ 137	$	$ 155	$ 46	$ 0	$ 152	$ 190	$ 154	$ 0	$ 150
Industrial Equipment[B,] Y]	$ 0	$ 0	$	$ 10	$ 10	$ 10	$ 9	$	$ 10	$ 4	$ 0	$ 10	$ 12	$ 10	$ 0	$ 10
Industrial Materials[B,] Z]	$ 0	$ 0	$	$ 6	$ 6	$ 6	$ 5	$	$ 6	$ 2	$ 0	$ 6	$ 8	$ 6	$ 0	$ 6
Insurance[B,] AA]	$ 0	$ 0	$	$ 19	$ 18	$ 19	$ 17	$	$ 19	$ 6	$ 0	$ 19	$ 24	$ 19	$ 0	$ 19
Leisure[B,] BB]	$ 0	$ 0	$	$ 113	$ 109	$ 112	$ 94	$	$ 114	$ 43	$ 0	$ 111	$ 140	$ 113	$ 0	$ 110
Medical Delivery[B,] CC]	$ 0	$ 0	$	$ 19	$ 18	$ 18	$ 16	$	$ 19	$ 6	$ 0	$ 18	$ 23	$ 19	$ 0	$ 18
Medical Equipment and Systems[B,] DD]	$ 0	$ 0	$	$ 10	$ 10	$ 10	$ 8	$	$ 11	$ 5	$ 0	$ 10	$ 13	$ 11	$ 0	$ 10
Multimedia[B,] EE]	$ 0	$ 0	$	$ 57	$ 55	$ 56	$ 45	$	$ 58	$ 25	$ 0	$ 56	$ 71	$ 57	$ 0	$ 56
Natural Gas[B,] FF]	$ 0	$ 0	$	$ 16	$ 16	$ 16	$ 13	$	$ 16	$ 7	$ 0	$ 16	$ 20	$ 16	$ 0	$ 16
Natural Resources[B,] GG]	$ 0	$ 0	$	$ 5	$ 4	$ 4	$ 4	$	$ 5	$ 2	$ 0	$ 4	$ 6	$ 5	$ 0	$ 4
Networking and Infrastructure[B,] HH[,+]	$ 0	$ 0	$ 35	$ 35	$ 35	$ 35	$ 35	$ 35	$ 35	$ 35	$ 0	$ 35	$ 40	$ 35	$ 0	$ 35
Paper and Forest Products[B,] II]	$ 0	$ 0	$	$ 6	$ 6	$ 6	$ 5	$	$ 6	$ 2	$ 0	$ 6	$ 7	$ 6	$ 0	$6
Retailing[B,] JJ]	$ 0	$ 0	$	$ 57	$ 55	$ 57	$ 51	$	$ 58	$ 15	$ 0	$ 57	$ 71	$ 58	$ 0	$ 56
Software and Computer Services[B,] KK]	$ 0	$ 0	$	$ 234	$ 229	$ 232	$ 170	$	$ 238	$ 118	$ 0	$ 231	$ 292	$ 236	$ 0	$ 230
Technology[B,] LL]	$ 0	$ 0	$	$ 715	$ 705	$ 706	$ 472	$	$ 728	$ 420	$ 0	$ 705	$ 894	$ 723	$ 0	$ 705
Telecommunications[B,] MM]	$ 0	$ 0	$	$ 309	$ 302	$ 306	$ 232	$	$ 314	$ 148	$ 0	$ 305	$ 385	$ 312	$ 0	$ 303
Transportation[B,] NN]	$ 0	$ 0	$	$ 6	$ 6	$ 6	$ 5	$	$ 6	$ 2	$ 0	$ 6	$ 7	$ 6	$ 0	$ 6
Utilities Growth[B,] OO]	$ 0	$ 0	$	$ 165	$ 161	$ 164	$ 134	$	$ 167	$ 70	$ 0	$ 163	$ 206	$ 166	$ 0	$ 162
Wireless [B,] PP[,+]	$ 0	$ 0	$ 35	$ 35	$ 35	$ 35	$ 35	$ 35	$ 35	$ 35	$ 0	$ 35	$ 40	$ 35	$ 0	$ 35
Money Market[B,] QQ]	$ 0	$ 0	$	$ 297	$ 289	$ 295	$ 248	$	$ 301	$ 124	$ 0	$ 292	$ 369	$ 299	$ 0	$ 291
TOTAL COMPENSATION FROM THE FUND COMPLEX*, A	$0	$0	$0	$217,500	$211,500	$217,500	[$217,500]	$0	$217,500	$54,000	$0	$214,500	$269,000	$217,500	$0	$213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

***During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board of the trust. Mr. Lautenbach was appointed to the Board of Trustees of Fidelity Select Portfolios effective January 1, 2000.

****Mr. Jones served on the Board of Trustees through December 31, 1999.

***** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board of the trust. Mr. Cook was appointed to the Board of Trustees of Fidelity Select Portfolios effective January 1, 2001.

******During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board of the trust. Ms. Knowles was appointed to the Board of Trustees of Fidelity Select Portfolios effective January 1, 2001.

+ Estimated

# Effective April 1, 1999, Ms. Johnson serves as a Member of the Advisory Board of certain trusts, including Fidelity Select Portfolios.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

[B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]

[C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; Ned C. Lautenbach, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

[D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; Ned C. Lautenbach, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

[E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; Ned C. Lautenbach, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

[F Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[G Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[H Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[I Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[J Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[K Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[L Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[M Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[N Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[O Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[P Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[Q Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[R Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[S Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[T Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[U Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[V Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[W Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[X Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[Y Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[Z Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[AA Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[BB Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[CC Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[DD Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[EE Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[FF Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[GG Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[HH Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[II Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[JJ Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[KK Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[LL Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[MM Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[NN Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[OO Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[PP Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[QQ Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

[RR Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VIII, SECTION 4 OF THE DECLARATION OF TRUST (subject to change based on additional comments to be given on pre-circ)

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XII, Section 7 of the Declaration of Trust and applicable laws, the Trustees modified a provision in the Declaration of Trust to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Notwithstanding their authority to amend the Declaration of Trust, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an Amended and Restated Declaration of Trust which eliminates Article VIII, Section 4.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VIII, Section 4 of the Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VIII, Section 4 will remain in the Declaration of Trust as presented above. If the proposal is not approved, the Trustees will execute an Amended and Restated Declaration of Trust which eliminates Article VIII, Section 4.

4. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an Amended and Restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity Massachusetts business trusts going forward.

The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Adoption of the New Declaration of Trust will not result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectus.

Under the Current Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Declaration of Trust, any amendment that would alter the maximum number of Trustees, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Declaration of Trust. On September 14, 2000, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in three significant ways.

Mergers, Consolidations, Incorporations, Reorganizations. The New Declaration of Trust explicitly allows the Trustees to authorize the merger, consolidation, incorporation or reorganization of a class or a portion of the trust or a series or class thereof in addition to the merger, consolidation, incorporation or reorganization of the whole trust or a series thereof. Providing the Trustees with additional flexibility with respect to classes and a portion of the trust or its series or classes will allow the Trustees to respond more quickly to changes without the cost of an additional shareholder meeting. The Trustees already have this authority with respect to the trust and its series.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

In addition, the New Declaration of Trust explicitly allows the Trustees to effect mergers, consolidations, incorporations, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

Initial Approval of Management Contracts. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. The Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Declaration of Trust would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF CYCLICAL INDUSTRIES PORTFOLIO AND NATURAL RESOURCES PORTFOLIO.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contract. (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

Proposed Amendment(s) to the Present Management Contract. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as Exhibit __ on page __ . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on April 1, 2001 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as above.

The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page ___.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)	Amended Contract
Over 534.2500%		534 - 587.2500%
587 - 646.2463%
646 - 711.2426%
711 - 782.2389%
782 - 860.2352%
860 - 946.2315%
946 - 1,041.2278%
1,041 - 1,145.2241%
1,145 - 1,260.2204%
over 1,260.2167%

The result at various levels of group net assets is illustrated by the table below.

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150	0.3371%(dagger)	.3371%
200	0.3284%(dagger)	.3284%
250	0.3219%(dagger)	.3219%
300	0.3163%(dagger)	.3163%
350	0.3113%(dagger)	.3113%
400	0.3067%(dagger)	.3067%
450	0.3024%(dagger)	.3024%
500	0.2982%(dagger)	.2982%
550	0.2942%(dagger)	.2942%
600	0.2905%(dagger)	.2904%
650	0.2874%(dagger)	.2870%
700	0.2847%(dagger)	.2838%
750	0.2824%(dagger)	.2809%
800	0.2804%(dagger)	.2782%
850	0.2786%(dagger)	.2756%
900	0.2770%(dagger)	.2732%
950	0.2756%(dagger)	.2710%
1,000	0.2743%(dagger)	.2689%
1,050	0.2731%(dagger)	.2669%
1,100	0.2721%(dagger)	.2649%
1,150	0.2711%(dagger)	.2631%
1,200	0.2702%(dagger)	.2614%
1,250	0.2694%(dagger)	.2597%
1,300	0.2687%(dagger)	.2581%
1,350	0.2680%(dagger)	.2566%
1,400	0.2673%(dagger)	.2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for October 31, 2000 were approximately $853 billion.

Comparison of Management Fees. For the month ended October 31, 2000, average assets under management by FMR were approximately $853 billion. Each fund's management fee rate under the Amended Contract, for the month ended October 31, 2000, would have been .5755%, compared to .5785% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares each fund's management fee as calculated under the terms of the Present Contract for fiscal year ended February 2000 to the management fee each fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Fund Name	Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference
Cyclical Industries	$37,810	$37,738	0.19%
Natural Resources	$99,036	$98,795	0.24%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

The following chart compares each fund's management fee under the terms of the Present Contract for the twelve month period ended October 31, 2000 to the management fee each fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Fund Name	Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference
Cyclical Industries	$31,364	$31,198	0.53%
Natural Resources	$104,760	$104,207	0.53%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Modification of Management Contract Amendment Provisions. The Amended Contract allows FMR and the Trust, on behalf of each fund, to amend the management contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the present contract explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the present contract's amendment provisions will allow FMR and the Trust, on behalf of each fund, to amend the management contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the management contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the management contract subject to 1940 Act constraints. Of course, any future amendments to the management contract would require the approval of the fund's Board of Trustees.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on September 14, 2000. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two-month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR MONEY MARKET PORTFOLIO.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR. The Amended Contract eliminates a component of the management fee and changes the fund's management fee to make it less sensitive to the fund's yield.

For the month of October 2000, the annual management fee rate under the Amended Contract would have been .2689%, compared to .2550% under the Present Contract. Assuming FMR's assets under management remain at October 2000 levels, the Amended Contract would result in management fee rates (up to .08% lower) than the Present Contract when the fund's gross yield is above 7.0%, and higher management fee rates (up to .08% higher) when the fund's gross yield is below 7.0%. The fund's gross yield for the month of November 2000 was 6.65%.

The proposed amendments to the contract are discussed in detail in the following pages.

Current Management Fee. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets (the management fee rate). The current management fee is the sum of three components: an Individual Fund Fee, an Income-Based Component, and a Group Fee. The Individual Fund Fee Rate equals 0.03% of the fund's average net assets for the month. The Income-Based Component is 6% of the fund's income for fund yields over 5%, subject to a maximum, and varies from 0.00% to 0.24% of assets over a yield range of 5% to 9%. The Group Fee Rate varies according to assets under management by FMR. For 2000 group assets, the Group Fee Rate was .1259% of the fund's average net assets for the month.

At October 2000 group assets, the fund's management fee rate was .2550% and its gross yield was 6.65%. The components of the fee were as follows:

Management Fee Rate		Individual Fund Fee Rate		Income-Based Component		Group Fee Rate
.2550%	=	0.03%	+	.0991%	+	.1259%

Proposed Management Contract Amendments. The Amended Contract would (1) eliminate the Individual Fund Fee and (2) revise the Income-Based Component to decrease its sensitivity to the fund's yield and add an asset-based fee. The proposed management fee rate would be the sum of two components, an Income-Based Component (which consists of an income-based fee and an asset-based fee) and a Group Fee Rate.

For the fund's fiscal year ended February 29, 2000, the fee would have been higher under the Amended Contract than the Present Contract. For the month of October 2000, the fee would have been higher. Whether the management fee under the Amended Contract results in higher or lower fees than under the Present Contract depends on the fund's gross yields in the future and future levels of assets under management by FMR.

[If the Amended Contract is approved, FMR has voluntarily agreed to limit the fund's management fee to the lesser of the amount that would be paid under the Present Contract or the Amended Contract for a period of six months commencing the first day of the first month following shareholder approval.]

Proposed Elimination of the Individual Fund Fee. The Individual Fund Fee of 0.03% of the fund's average net assets for the month would be eliminated under the Amended Contract.

Proposed Modifications to Income-Based Component. The current management fee rate for the fund is highly sensitive to changes in the fund's yield. The Income-Based Component ranges from 0.0% of assets at a yield of 5% to 0.24% at a yield of 9%. FMR believes that the difference between the minimum and the maximum Income-Based Component is too wide. Also, in FMR's opinion, the maximum Income-Based Component occurs at too low a yield (0.24% at 9%), and the minimum Income-Based Component occurs at too high a yield (0.0% at 5%).

The Amended Contract has a less volatile Income-Based Component. Under the Amended Contract, the Income-Based Component would be 2% of the fund's gross income over a yield range of 3% to 11%, compared to 6% of gross income over a yield range of 5% to 9% under the Present Contract. In addition, for yields between 3% and 11%, the Income-Based Component will include an asset-based fee rate of 0.01% of the fund's average net assets for the month. By reducing the sensitivity of the Income-Based Component and widening the range of yields over which the Income-Based Component varies, the proposed changes would significantly reduce the volatility of the fund's total management fee rate.

As indicated in the complete Income-Based Component schedule below, the Amended Contract provides for additional income-based adjustments if the fund's gross yield is under 1% or between 13% and 15%. The additional income-based adjustments allow for some continued adjustment to the fee rate when yields are at extreme high or low levels. For yields between 1% and 3%, between 11% and 13%, and over 15% the Income-Based Component consists only of an asset-based fee.

If the fund's annualized yield is:

Equal or Greater Than	But Less Than	Income-Based Fee	Asset-Based Fee Rate	Total Income-Based Component
0%	1%	2%	0.05%	0.05% - 0.07%
1%	3%	zero	0.07%	0.07%
3%	11%	2%	0.01%	0.07% - 0.23%
11%	13%	zero	0.23%	0.23%
13%	15%	2%	(0.03)%	0.23% - 0.27%
15%	--	zero	0.27%	0.27%

Since 1985, the fund's annualized yield has been between __% and __%. See Exhibit 3(a) for a graph of the fund's yield since 1985.

Comparison of Management Fee Rates Under the Present and Amended Contracts. Although the proposed management fee rate will be less volatile, whether the management fee rate under the Amended Contract results in higher or lower management fee rates than under the Present Contract in the future depends on future fund gross yields and future levels of assets under management by FMR. Based on October 2000 group assets, the management fee rates under the Present Contract and the Amended Contract are the same when the fund's gross yield is approximately 7.0%. At gross yields under 7.0%, the management fee rates under the Amended Contract generally are higher than under the Present Contract, and at yields above 7.0%, the proposed management fee rates are lower than under the Present Contract. The fund's gross yield was approximately 6.65% for the month of November 2000.

Based on October 2000 group assets, the fund's management fee rate would range from .1759% to .3959% depending on the fund's yield. At all yield levels, the management fee rate would be lower than the median management fee rate of 0.4600% for competitive money market funds according to Lipper Inc.

The following table lists the annual management fee rates at various fund gross yield levels under the Present and Amended Contracts, based on October 2000 group assets.

Fund Annualized Yield	Current Fee Rate	Proposed Fee Rate	Change
0%	%	%	%
1%	%	%	%
2%	%	%	%
3%	%	%	%
4%	%	%	%
5%	%	%	%
6%	%	%	%
7%	%	%	%
8%	%	%	%
9%	%	%	%
10%	%	%	%
11%	%	%	%
12%	%	%	%
13%	%	%	%
14%	%	%	%
15% or more	%	%	%

The following graph compares the current and proposed fee rates visually.

Historical Fee Rate Comparisons. The fund's gross yield was 5.53% for it's fiscal year ended February 29, 2000 and 6.32% for the twelve months ended October 31, 2000. At these historical yield levels, the Amended Contract would have provided for higher fees than the Present Contract. More recently, short-term interest rates have risen significantly, and the fund's gross yield has reached a level (6.65% for October 2000) where the fee under the Amended Contract would be higher. Whether the Amended Contract would provide a higher or lower fee in the future largely depends on whether the fund's yield increases or decreases in the future. [In recognition of this uncertainty, at the Trustees' request, FMR has agreed to limit the fund's management fee to the lesser of the amount that would be paid under the Present Contract or the Amended Contract for a period of six months commencing the first day of the first month following shareholder approval.]

The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ending February 2000 and the twelve month period ending October 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Present Contract	Amended Contract
	Management Fee	Management Fee	Percentage Difference
Fiscal Year February 2000	$ 1,924,888	$ 2,584,456	34.27%
Twelve Months October 2000	$ 2,529,157	$ 2,818,822	11.45%

The following figures are based on historical expenses of the fund for the fiscal year ended February 29, 2000 and are calculated as a percentage of average net assets.

COMPARATIVE FEE TABLE

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.18%	0.25%
Rule 12b-1 Fee	none	none
Other Expenses	0.30%	%
Total Fund Operating Expenses	0.48%	%

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years
Present Contract	$348	$449	$561	$886
Amended Contract	$	$	$	$

The purpose of the comparative fee table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The Board of Trustees considered and approved elimination of the fund's individual fund fee rate and modification to the Income-Based Component during the three- month period between July and September 2000. The Board of Trustees formed in October 1993 and again in December 1998 a special committee to review the group fee structure and FMR's economies of scale. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund and a peer group of funds, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, allocations of "soft dollar" brokerage, and allocation of brokerage to firms that sell Fidelity fund shares, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed change in the Income-Based Component, the Board of Trustees and the Independent Trustees determined that the fund and its shareholders would benefit from a structure that reduces the volatility of the fund's expenses in changing market circumstances.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that economies of scale are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modifications to the management fee structure, that is the modification to the Income-Based Component and elimination of the Individual Fund Fee Rate, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

7. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH EQUITY FUND (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, GOLD PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, NETWORKING and INFRASTRUCTURE PORTFOLIO, AND WIRELESS PORTFOLIO).

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR U.K.'s fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, not the fund, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, not the fund,pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR U.K. on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Cyclical Industries Portfolio's and Natural Resources Portfolio's present management contracts. See "Modification of Management Contract Amendment Provisions" for Cyclical Industries Portfolio and Natural Resources Portfolio on page __.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit __ beginning on page __. Except for the modifications discussed above, the fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page __.) If approved by shareholders, each fund's Amended Agreement will take effect on April 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East and FIJ" on page __.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

8. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH OF THE EQUITY FUNDS (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, GOLD PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, NETWORKING AND INFRASTRUCTURE PORTFOLIO AND WIRELESS PORTFOLIO).

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR Far East's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, not the fund, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR Far East on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Cyclical Industries Portfolio's and Natural Resources Portfolio's present management contracts. See "Modification of Management Contract Amendment Provisions" for Cyclical Industries Portfolio and Natural Resources Portfolio on page __.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit __ beginning on page __. Except for the modifications discussed above, the funds' Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page __.) If approved by shareholders, each fund's Amended Agreement will take effect on April 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is FIL, an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East and FIJ" on page __.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

9. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12b-1 FOR EACH FUND (EXCEPT NETWORKING and INFRASTRUCTURE PORTFOLIO AND WIRELESS PORTFOLIO).

The Board of Trustees has approved, and recommends that shareholders of each fund approve a Distribution and Service Plan (the Plan) for the funds. A copy of the Plan is attached to this Proxy Statement as Exhibit __.

The Plan. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the SEC under the 1940 Act. The Rule provides that, an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''

The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plan.

The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or FDC, a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that the funds' payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUNDS OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER THEIR MANAGEMENT CONTRACTS.

The funds may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.

The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. All material amendments to the Plan must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of a majority of the outstanding shares of the funds. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the funds, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

Trustee Consideration. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the funds to FMR under the management contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the funds and their shareholders, and that the funds do not indirectly finance the distribution of their shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believe to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to the funds and their shareholders.

The Trustees noted that each fund's Plan does not involve any direct payment by the funds to finance any activity primarily intended to result in the sale of shares issued by the funds, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of each fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to the funds; and consequently the effects of the Plan on existing shareholders.

The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of each fund's management contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of each fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by each fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of each fund's shares may result. The Trustees believe that this flexibility has the potential to benefit each fund by reducing the possibility that each fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.

The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to each fund and its shareholders.

Conclusion. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR approval of the Plan. With respect to each fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

10. TO ELIMINATE EACH EQUITY FUND'S (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, NATURAL RESOURCES PORTFOLIO, NETWORKING and INFRASTRUCTURE PORTFOLIO, AND WIRELESS PORTFOLIO) FUNDAMENTAL INVESTMENT POLICY CONCERNING TEMPORARY INVESTMENTS FOR DEFENSIVE PURPOSES AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY.

The Board of Trustees has approved, and recommends that shareholders of each fund approve, the elimination of the fund's fundamental investment policy regarding temporary investments for defensive purposes. Each fund's fundamental investment policy regarding temporary investments for defensive purposes reads as follows:

"When FMR considers it appropriate for temporary defensive purposes, each fund may temporarily invest substantially in investment-grade debt securities."

Because the foregoing investment policy is fundamental, it cannot be changed or eliminated without shareholder approval.

If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental temporary, defensive investment policy that is standard for Fidelity equity funds:

"Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes."

Discussion of Proposed Modifications. Eliminating each fund's fundamental policy regarding temporary investments for defensive purposes and adopting a non-fundamental temporary, defensive investment policy will allow FMR to more clearly communicate each fund's investment strategy consistent with other Fidelity funds with similar investment disciplines. The addition of preferred stocks to each fund's non-fundamental temporary, defensive investment policy could be considered more risky than investment-grade debt instruments, which are permitted under each fund's current fundamental policy.

However, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental temporary, defensive investment policy, while not requiring shareholder approval, would require approval of the Board. The elimination of each fund's fundamental investment policy and the adoption of comparable non-fundamental investment policies are not expected to materially affect the way each fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating each fund's fundamental investment policy regarding temporary investments for defensive purposes and adopting a non-fundamental temporary, defensive investment policy is in the best interest of each fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when the prospectus and/or statement of additional information are revised to reflect the changes. If the proposal is not approved by a fund's shareholders, the fund's current fundamental investment policy regarding temporary investments for defensive purposes will not change.

11. TO MODIFY BIOTECHNOLOGY PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental investment policy. The fund's current fundamental investment policy provides that:

"Biotechnology Portfolio invests primarily in companies engaged in the research, development, and manufacture of various biotechnological products, services, and processes."

If the proposal is approved, the fund would adopt the following fundamental investment policy (additional language is underlined; deleted language is [bracketed]):

"Biotechnology Portfolio invests primarily in companies engaged in the research, development, [and] manufacture, and distribution of various biotechnological products, services, and processes and companies that benefit significantly from scientific and technological advances in biotechnology."

The fund currently has a non-fundamental policy that permits it to invest in securities of companies that distribute biotechnological and biomedical products and companies that benefit significantly from scientific and technological advances in biotechnology. These companies, however, are not currently a part of the fund's non-fundamental 80% name test, which includes the companies in the current fundamental policy. Adding the proposed language would significantly broaden the fund's investment opportunities that can be included in the fund's 80% name test. Modifying the fundamental investment policy is not expected to materially affect the way the fund is managed.

Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Conclusion. The Board of Trustees has concluded that the proposal to modify the fund's fundamental investment policy and 80% name test will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the modified investment policies will become effective when the prospectus and/or statement of additional information are revised to reflect the change. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policy and name test will not change.

12. TO MODIFY CONSUMER INDUSTRIES PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental investment policy. The fund's current fundamental investment policy provides that:

"Consumer Industries Portfolio invests primarily in companies engaged in the manufacture and distribution of goods to consumers both domestically and internationally."

If the proposal is approved, the fund would adopt the following fundamental investment policy (additional language is underlined):

"Consumer Industries Portfolio invests primarily in companies engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally."

Modifying the fund's fundamental investment policy as proposed will clarify that the fund may invest in companies in the consumer industry that provide services to consumers as well as companies that provide tangible goods to consumers. Services would include things such as advertising, lodging, or tax preparation help. If approved by shareholders, corresponding changes will be made to the fund's name test. Modifying the fundamental investment policy is not expected to materially affect the way the fund is managed.

Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Conclusion. The Board of Trustees has concluded that the proposal to modify the fund's fundamental investment policy and name test will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the modified investment policies will become effective when the prospectus and/or statement of additional information are revised to reflect the change. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policy and name test will not change.

13. TO MODIFY ENVIRONMENTAL SERVICES PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental investment policy. The fund's current fundamental investment policy provides that:

"Environmental Services Portfolio invests primarily in companies engaged in the research, development, manufacture or distribution of products, processes or services related to waste management or pollution control."

If the proposal is approved, the fund would adopt the following fundamental investment policy (additional language is underlined; deleted language is [bracketed]):

"Environmental Services Portfolio invests primarily in companies engaged in the research, development, manufacture or distribution of products, processes or services related to waste management, [or] pollution control or reduction, conservation, improving the environment or other environmental concerns."

Historically, the fund has focused on companies involved in the treatment and reduction of waste. FMR proposes to modify the fund's policies, including its name test policy, to expand the fund's focus to also include companies engaged in activities related to improving the environment. The proposed policies add more than ___% additional market capitalization to the fund's investment universe, including companies such as manufacturers of wind turbines, electric utilities with geothermal-fired plants, or organic foods suppliers. To reflect the broader mandate of the fund, if shareholders approve the proposal, the fund's name will change to "Environmental Portfolio."

Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Conclusion. The Board of Trustees has concluded that the proposal to modify the fund's fundamental investment policy, name test, and name, will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the modified investment policies and name change will become effective when the prospectus and/or statement of additional information are revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policy, name test, and current name will not change.

14. TO MODIFY UTILITIES GROWTH PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental investment policy. The fund's current fundamental investment policy provides that:

"Utilities Growth Portfolio invests primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations."

If the proposal is approved, the fund would adopt the following fundamental investment policy (deleted language is [bracketed]):

"Utilities Growth Portfolio invests primarily in companies in the [public] utilities industry and companies deriving a majority of their revenues from their [public] utility operations."

Modifying the fund's fundamental investment policy as proposed will clarify that companies in the utilities industry and companies deriving a majority of their revenues from their utilities operations may include "private" companies in addition to those owned or sponsored by the federal or a state government. In addition, removal of the word "public" will clarify that while the companies in which the fund may choose to invest provide their services to the public, each may not necessarily be owned by the public. Modifying the fund's fundamental investment policy in the proposed manner is not expected to materially affect the way the fund is managed.

Conclusion. The Board of Trustees has concluded that the proposal to modify the fund's fundamental investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the modified fundamental investment policy will become effective when the prospectus and/or statement of additional information are revised to reflect the change. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policy will not change.

15.TO AMEND MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE "SECURITIES OF OTHER INVESTMENT COMPANIES" FROM THE LIMITATION.

The fund's current fundamental investment limitation concerning diversification states:

"The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

The Trustees recommend that shareholders of the fund vote to replace the fund's fundamental investment limitation with the following amended fundamental investment limitation governing diversification:

"The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time."

The primary purpose of the proposal is to update the fund's current fundamental diversification limitation for changes in the regulatory restrictions applicable to money market funds. In addition, the proposed fundamental diversification limitation would allow the fund to invest in other money market funds.

Rule 2a-7 under the Investment Company Act of 1940 prohibits a taxable money market fund from investing more than 5% of its total assets in a single issuer except that a fund may invest up to 25% of its total assets in certain issuers for up to three days. U.S. Government securities and money market funds are excluded from this limitation.

Subject to restrictions in the Investment Company Act of 1940 (in addition to those in Rule 2a-7) and the fund's other investment policies and limitations, the fund would be able to invest in securities of other money market funds. The 1940 Act permits a money market fund to invest all or a portion of its assets in other money market funds subject to restrictions on the level of its investment and/or the fees charged. In addition, FMR has received exemptive orders from the Securities and Exchange Commission permitting a money market fund to invest in affiliated money market funds subject to different restrictions on the level of its investment and the fees charged.

Currently under an exemptive order from the SEC, FMR may invest up to 25% of the fund's total assets in money market funds managed by FMR or an affiliate. [The fund does not currently invest in such funds for cash management purposes.]

If the proposal is approved, the fund could invest more significantly in other money market funds. For example, the fund could invest more than 25% of its total assets in another money market fund rather than invest directly in securities if such money market fund followed the same investment strategy as the fund for that portion of its assets. The Trustees would permit this type of structure if they determined that such an investment strategy was in the best interests of the fund and its shareholders. At present, the Trustees have not considered any specific proposal to invest in such a manner.

If the new fundamental investment limitation is adopted as proposed, the Trustees intend to adopt the following non-fundamental diversification limitation for the fund.

"The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days."

For purposes of the fund's non-fundamental diversification limitations, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.

Conclusion. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the the prospectus and/or statement of additional information are revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will not change.

16. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF THE FUND'S INVESTMENTS IN A SINGLE INDUSTRY FOR EACH EQUITY FUND (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, NATURAL RESOURCES PORTFOLIO, NETWORKING and INFRASTRUCTURE PORTFOLIO, AND WIRELESS PORTFOLIO).

Each fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

"The fund may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is underlined; deleted language is [bracketed]):

"The fund may not purchase [or sell] the securities of any issuer, if, as a result [of such purchase or sale], less than 25% of the total assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The primary purpose of the proposal is to explicitly exclude from the fund's fundamental concentration limitation any language pertaining to the sale of securities. FMR believes that it is not in the best interest of shareholders that a fund to hold a security when it wants to sell that security. In addition, the SEC does not require a fund to have a concentration policy that restricts when it can sell a security. Because each fund has an 80% name test policy, it is highly unlikely that a fund's holdings would ever get close to the 25% minimum. As a result, modifying each fund's fundamental investment limitation is not expected to materially affect the way the fund is managed.

The proposed limitation would also clarify that the 25% limitation would be based on total assets.

Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

17. TO AMEND GOLD PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES.

The fund's current fundamental investment limitation concerning commodities states:

"The fund may not purchase or sell physical commodities, provided that the fund may purchase and sell precious metals, and further provided that the fund may sell physical commodities acquired as a result of ownership of securities. The fund may not purchase or sell options, options on futures contracts, or futures contracts on physical commodities other than precious metals."

The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing investments in commodities (additional language is underlined; deleted language is [bracketed]):

"The fund may not purchase or sell physical commodities[,] other than [provided that the fund may purchase and sell] precious metals, [and further] provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. [The fund may not purchase or sell options, options on futures contracts, or futures contracts on physical commodities other than precious metals.] This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities."

The primary purpose of this proposal is to allow the fund to buy and sell options and futures contracts and to invest in securities and other instruments backed by physical commodities in addition to precious metals. If the proposal is approved, the new fundamental commodities limitation cannot be changed without the approval of shareholders.

[Options and futures prices can diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investment, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.]

Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests [because the fund currently focuses its commodities investments only on precious metals.]. However, the proposed limitation would clarify two points. First, the proposed limitation would make explicit that the fund may acquire physical commodities as the result of ownership of instruments other than securities. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

18. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING FOR EACH FUND (EXCEPT NETWORKING and INFRASTRUCTURE PORTFOLIO AND WIRELESS PORTFOLIO.

Each fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of each fund vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Fundamental policies can be changed or eliminated only with shareholder approval.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the equity funds and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the money market fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Eric D. Roiter, Stanley N. Griffith, Thomas Simpson, Robert A. Dwight, Boyce I. Greer, Dwight D. Churchill, John T. Todd, and Ms. Maria F. Dwyer are currently officers of the trust and officers or employees of FMR or FMR Corp. [With the exception of [_______],][A/a]ll of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period March 1, 2000 through November 30, 2000, [the following transaction[s]/no transactions] [was/were] entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.: The Peter S. Lynch Revocable Trust sold 60,566 shares of preferred stock of FMR Corp. to FMR Corp. for a cash payment of approximately $9 million and a promissory note in the amount of approximately $44 million.

ACTIVITIES AND MANAGEMENT OF FMRC

FMR Co., Inc. (FMRC) is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to each equity fund (except Business Services and Outsourcing Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio) for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

The Directors of FMRC are Edward C. Johnson 3d, Robert C. Pozen, President, and Peter S. Lynch. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K., FMR Far East, and FIMM. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR U.K., FMR Far East, and FIMM; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Mr. Lynch is also Vice Chairman and a Director of FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FIMM

FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

Funds with investment objectives similar to Money Market Portfolio for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K. and FMR Far East;and a Director of FMR Co., Inc. (FMRC). In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR U.K., FMR Far East, and FMRC; a Director of Strategic Advisers, and a Vice Chairman of Fidelity Investments. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into sub-advisory agreements with Fidelity Investments Japan Limited (FIJ). FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968.

FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment advisor. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. FMR Far East may receive from FIJ ~~i~~nvestment research and advice relating to Japanese and other Asian issuers. Funds with investment objectives similar to each equity fund (except Business Services and Outsourcing Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio) managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit __ beginning on page __.

The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FIMM; a Director of FMRC. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMRC, and FIMM; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Billy Wilder, President, Simon Haslam, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

PRESENT MANAGEMENT CONTRACTS FOR EACH OF THE EQUITY FUNDS (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, GOLD PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, NETWORKING AND INFRASTRUCTURE PORTFOLIO, AND WIRELESS PORTFOLIO) AND THE MONEY MARKET FUND

Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract for Cyclical Industries Portfolio, Natural Resources Portfolio, and the money market fund described in Proposals 5 and 6.

In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for fiscal 2000 are presented in the table below.

Fund	Transfer Agent Fees	Pricing and Bookkeeping Fees
Air Transportation	$ 345,244	$ 60,909
Automotive	$ 209,768	$ 60,356
Banking	$ 3,985,426	$ 476,285
Biotechnology	$ 5,822,443	$ 729,882
Brokerage and Investment Management	$ 2,852,017	$ 348,207
Chemicals	$ 294,011	$ 60,369
Computers	$ 9,900,981	$ 1,330,357
Construction and Housing	$ 193,728	$ 60,339
Consumer Industries	$ 393,981	$ 61,077
Cyclical Industries	$ 49,199	$ 60,013
Defense and Aerospace	$ 248,725	$ 60,360
Developing Communications	$ 5,890,569	$ 825,400
Electronics	$ 16,045,438	$ 1,703,281
Energy	$ 1,207,683	$ 153,222
Energy Service	$ 3,794,938	$ 467,468
Environmental Services	$ 198,679	$ 60,320
Financial Services	$ 2,628,737	$ 370,696
Food and Agriculture	$ 934,515	$ 112,209
Health Care	$ 11,913,589	$ 1,567,581
Home Finance	$ 3,617,871	$ 359,558
Industrial Equipment	$ 190,044	$ 60,362
Industrial Materials	$ 168,755	$ 60,331
Insurance	$ 404,158	$ 61,084
Leisure	$ 1,865,284	$ 295,502
Medical Delivery	$ 603,980	$ 60,769
Multimedia	$ 990,042	$ 155,406
Natural Gas	$ 369,977	$ 60,405
Natural Resources	$ 98,201	$ 60,165
Paper and Forest Products	$ 156,807	$ 60,328
Retailing	$ 1,013,666	$ 134,949
Software and Computer Services	$ 3,862,948	$ 559,415
Technology	$ 11,024,013	$ 1,325,662
Telecommunications	$ 5,169,450	$ 711,621
Transportation	$ 141,804	$ 60,333
Utilities Growth	$ 2,358,446	$ 419,990
Money Market	$ 2,197,634	$ 119,494

FSC also received fees for administering each fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 2000 for each fund are presented in the table below.

Fund	Securities Lending Fees
Air Transportation	$ 41
Automotive	$ 8
Banking	$ 191
Biotechnology	$ 8,857
Brokerage and Investment Management	$ 754
Chemicals	$ 7
Computers	$ 12,176
Construction and Housing	$ 2
Consumer Industries	$ 107
Cyclical Industries	$ 4
Defense and Aerospace	$ 42
Developing Communications	$ 5,537
Electronics	$ 7,949
Energy	$ 435
Energy Service	$ 530
Environmental Services	$ 1
Financial Services	$ 520
Food and Agriculture	$ 360
Health Care	$ 4,166
Home Finance	$ 2
Industrial Equipment	$ 37
Industrial Materials	$ 36
Insurance	$ 11
Leisure	$ 274
Medical Delivery	$ 37
Multimedia	$ 495
Natural Gas	$ 23
Natural Resources	$ 15
Paper and Forest Products	$ 2
Retailing	$ 135
Software and Computer Services	$ 8,590
Technology	$ 20,865
Telecommunications	$ 14,479
Transportation	$ 10
Utilities Growth	$ 4,146
Money Market	--

Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenue paid to, and retained by, FDC for fiscal 2000 amounted to the following:

Fund	Paid to FDC	Retained by FDC
Air Transportation	$ 116,840	$ 114,253
Automotive	$ 27,747	$ 27,747
Banking	$ 754,724	$ 753,565
Biotechnology	$ 23,234,295	$ 23,232,011
Brokerage and Investment Management	$ 1,404,092	$ 1,402,572
Chemicals	$ 91,594	$ 91,594
Computers	$ 11,922,459	$ 11,919,086
Construction and Housing	$ 24,695	$ 24,695
Consumer Industries	$ 291,878	$ 288,479
Cyclical Industries	$ 42,617	$ 42,617
Defense and Aerospace	$ 197,536	$ 196,989
Developing Communications	$ 13,537,124	$ 13,526,554
Electronics	$ 29,173,213	$ 29,139,832
Energy	$ 930,422	$ 928,434
Energy Service	$ 2,622,816	$ 2,615,772
Environmental Services	$ 66,627	$ 64,086
Financial Services	$ 1,218,365	$ 1,205,407
Food and Agriculture	$ 157,165	$ 156,771
Health Care	$ 6,917,352	$ 6,892954
Home Finance	$ 376,497	$ 376,195
Industrial Equipment	$ 48,861	$ 48,861
Industrial Materials	$ 120,846	$ 120,846
Insurance	$ 128,554	$ 127,441
Leisure	$ 1,258,444	$ 1,255,993
Medical Delivery	$ 148,780	$ 147,252
Multimedia	$ 879,938	$ 878,682
Natural Gas	$ 189,442	$ 189,442
Natural Resources	$ 73,194	$ 73,154
Paper and Forest Products	$ 117,490	$ 117,490
Retailing	$ 519,808	$ 519,673
Software and Computer Services	$ 3,756,113	$ 3,753,515
Technology	$ 37,877,519	$ 37,853,864
Telecommunications	$ 5,928,316	$ 5,920,617
Transportation	$ 106,609	$ 106,409
Utilities Growth	$ 1,834,883	$ 1,833,822
Money Market	$ 1,898,136	$ 1,885,554

FDC collected and retained deferred sales charge revenue on each fund's shares during fiscal 2000 as presented in the table below.

Fund	Paid to FDC	Retained by FDC
Air Transportation	$ 1,637	$ 1,637
Automotive	$ 430	$ 430
Banking	$ 12,204	$ 12,204
Biotechnology	$ 19,543	$ 19,543
Brokerage and Investment Management	$ 3,484	$ 3,484
Chemicals	$ 4,185	$ 4,185
Computers	$ 7,975	$ 7,975
Construction and Housing	$ 973	$ 973
Consumer Industries	$ 326	$ 326
Cyclical Industries	$ 0	$ 0
Defense and Aerospace	$ 650	$ 650
Developing Communications	$ 3,734	$ 3,734
Electronics	$ 10,707	$ 10,707
Energy	$ 9,981	$ 9,981
Energy Service	$ 8,292	$ 8,292
Environmental Services	$ 9,071	$ 9,071
Financial Services	$ 18,493	$ 18,493
Food and Agriculture	$ 9,318	$ 9,318
Health Care	$ 84,087	$ 84,087
Home Finance	$ 11,748	$ 11,748
Industrial Equipment	$ 999	$ 999
Industrial Materials	$ 478	$ 478
Insurance	$ 1,211	$ 1,211
Leisure	$ 15,030	$ 15,030
Medical Delivery	$ 4,305	$ 4,305
Multimedia	$ 1,738	$ 1,738
Natural Gas	$ 1,450	$ 1,450
Natural Resources	$ 77	$ 77
Paper and Forest Products	$ 1,145	$ 1,145
Retailing	$ 4,022	$ 4,022
Software and Computer Services	$ 6,139	$ 6,139
Technology	$ 32,154	$ 32,154
Telecommunications	$ 11,792	$ 11,792
Transportation	$ 378	$ 378
Utilities Growth	$ 15,873	$ 15,873
Money Market	$ 62,882	$ 62,882

Equity Funds. For Cyclical Industries Portfolio and Natural Resources Portfolio, FMR is each fund's manager pursuant to a management contract dated January 16, 1997 which was approved by FMR, as the then sole shareholder of each fund on February 14, 1997. For each of the other equity funds, FMR is each fund's manager pursuant to a management contract dated November 1, 1999 which was approved by shareholders on May 13, 1998. Shareholder approval had been requested to (1) modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remain above $534 billion and (2) allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote, subject to the provisions of Section 15 of the 1940 Act.

For the services of FMR under each management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $852 billion of group net assets - the approximate level for February 2000 - was .2755%, which is the weighted average of the respective fee rates for each level of group net assets up to $852 billion.

On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase. Each fund's (except Cyclical Industries Portfolio and Natural Resources Portfolio) current management contract reflects the revised group fee rate schedule below.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over - 1,260.2167

Each fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for February 2000, each fund's annual management fee rate would be calculated as follows:

Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
.2755%	+	0.30%	=	.5755%

One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

Money Market Fund. FMR is the fund's manager pursuant to a management contract dated November 1, 1999 which was approved by shareholders on May 13, 1998. Shareholder approval had been requested to (1) modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remain above $516 billion and (2) allow FMR and the trust, on behalf of the fund, to amend the management contract without shareholder vote, subject to the provisions of Section 15 of the 1940 Act.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $852 billion of group net assets - the approximate level for February 2000 - was .1260%, which is the weighted average of the respective fee rates for each level of group net assets up to $852 billion.

On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase. The fund's current management contract reflects the revised group fee rate schedule below.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
over - 1,260.0920

The fund's individual fund fee rate is 0.03%.

One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.

If the fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% (annualized) of average net assets, at a fund gross yield of 9% or more. Gross income for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.

During fiscal 2000, FMR received the following dollar amounts for its services as investment adviser to each fund. This fee was equivalent to the following percentages of the average net assets of each fund.

Fund	Management Fee	Management Fee as a Percentage of Average Net Assets
Air Transportation	$ 322,853	0.58%
Automotive	$ 132,781	0.57%
Banking	$ 4,050,752	0.58%
Biotechnology	$ 7,618,538	0.59%
Brokerage and Investment Management	$ 2,764,553	0.58%
Chemicals	$ 224,179	0.58%
Computers	$ 13,963,837	0.58%
Construction and Housing	$ 94,274	0.58%
Consumer Industries	$ 432,129	0.58%
Cyclical Industries	$ 37,738	0.58%
Defense and Aerospace	$ 202,860	0.58%
Developing Communications	$ 8,255,415	0.58%
Electronics	$ 27,111,529	0.58%
Energy	$ 1,204,091	0.58%
Energy Service	$ 3,977,952	0.58%
Environmental Services	$ 92,828	0.58%
Financial Services	$ 2,973,467	0.58%
Food and Agriculture	$ 872,870	0.58%
Health Care	$ 16,196,325	0.58%
Home Finance	$ 2,904,120	0.58%
Industrial Equipment	$ 204,936	0.58%
Industrial Materials	$ 132,530	0.59%
Insurance	$ 366,679	0.58%
Leisure	$ 2,325,785	0.58%
Medical Delivery	$ 366,977	0.58%
Multimedia	$ 1,229,878	0.58%
Natural Gas	$ 339,370	0.58%
Natural Resources	$ 98,795	0.58%
Paper and Forest Products	$ 124,175	0.58%
Retailing	$ 1,047,886	0.57%
Software and Computer Services	$ 5,131,852	0.58%
Technology	$ 17,262,679	0.59%
Telecommunications	$ 6,819,043	0.58%
Transportation	$ 121,154	0.58%
Utilities Growth	$ 3,483,400	0.58%
Money Market	$ 1,924,888	0.18%

FMR may, from time to time, voluntarily agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. These arrangements can be discontinued by FMR at any time.

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse the funds to the extent that their total operating expenses, as a percentage of their respective average net assets exceed 2.50%.

SUB-ADVISORY AGREEMENTS

Money Market Fund. On behalf of Money Market Portfolio, FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas) pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund. The sub-advisory agreement, dated January 1, 1990, was approved by shareholders on December 15, 1989.

Under the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended February 29, 2000, FMR paid FIMM fees of $962,444.

Equity Funds. On behalf of the equity funds, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. FMR Far East, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. For Cyclical Industries Portfolio and Natural Resources Portfolio, the sub-advisory agreements with FMR U.K. and FMR Far East, dated January 16, 1997, were approved by FMR as sole shareholder of each fund on February 14, 1997. For the other equity funds (except Business Services and Outsourcing Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Networking and Infrastructure Portfolio, and Wireless Portfolio), the sub-advisory agreements with FMR U.K. and FMR Far East, dated March 1, 1994, were approved by each fund's shareholders on February 16, 1994. Shareholder approval had been requested to adopt discretionary management capability for the subadvisers. FMR Far East's sub-advisory agreement with FIJ is dated January 1, 2000.

Currently, FMR U.K., FMR Far East, and FIJ each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly-owned subsidiaries of FMR. FIJ, which was organized in 1986, is a wholly-owned subsidieary of FIL. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended 2000 were as follows:

	FMR U.K.	FMR Far East	FIJ
Air Transportation	$ 570	$ 309	$ 0
Automotive	$ 2,332	$ 1,305	$ 0
Banking	$ 0	$ 0	$ 0
Biotechnology	$ 2,646	$ 596	$ 0
Brokerage and Investment Management	$ 29,515	$ 16,669	$ 0
Chemicals	$ 1,556	$ 928	$ 0
Computers	$ 81,667	$ 43,749	$ 0
Construction and Housing	$ 0	$ 0	$ 0
Consumer Industries	$ 942	$ 546	$ 0
Cyclical Industries	$ 0	$ 0	$ 0
Defense and Aerospace	$ 79	$ 41	$ 0
Developing Communications	$ 101,185	$ 56,627	$ 0
Electronics	$ 135,583	$ 74,675	$ 0
Energy	$ 10,588	$ 5,779,	$ 0
Energy Service	$ 15,620	$ 8,823	$ 0
Environmental Services	$ 0	$ 0	$ 0
Financial Services	$ 0	$ 0	$ 0
Food and Agriculture	$ 13,590	$ 7,815	$ 0
Health Care	$ 87,073	$ 48,054	$ 0
Home Finance	$ 0	$ 0	$ 0
Industrial Equipment	$ 2,018	$ 151	$ 0
Industrial Materials	$ 0	$ 0	$ 0
Insurance	$ 6	$ 3	$ 0
Leisure	$ 4,908	$ 2,459	$ 0
Medical Delivery	$ 0	$ 0	$ 0
Multimedia	$ 2,979	$ 1,556	$ 0
Natural Gas	$ 2,699	$ 1,531	$ 0
Natural Resources	$ 572	$ 309	$ 0
Paper and Forest Products	$ 988	$ 593	$ 0
Retailing	$ 112	$ 56	$ 0
Software and Computer Services	$ 10,739	$ 5,863	$ 0
Technology	$ 156,815	$ 85,096	$ 0
Telecommunications	$ 123,753	$ 68,668	$ 0
Transportation	$ 75	$ 45	$ 0
Utilities Growth	$ 11,958	$ 7,307	$ 0

There were no fees paid to FMR U.K. and FMR Far East for providing discretionary investment management and executing portfolio transactions on behalf of the equity funds for the fiscal year ended February 29, 2000.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

FMR may place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to August 28, 2000, FMR used research services provided by and placed agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

The brokerage commissions incurred by each equity fund for the fiscal year ended February 29, 2000 are listed in the following table.

Fund	To NFSC	To FBS	To FBSJ	% To NFSC	% To FBS	% To FBSJ	Transactions Through NFSC	Transactions Through FBS	Transactions Through FBSJ
Air Transportation	$ 23,162	$ 0	$ 0	10.72%	0%	0%	28.26%	0%	0%
Automotive	$ 6,617	$ 0	$ 0	12.52%	6%	6%	25.78%	0%	0%
Banking	$ 34,682	$ 0	$ 0	2.36%	0%	0%	6.09%	0%	0%
Biotechnology	$ 35,822	$ 0	$ 0	4.06%	0%	0%	7.69%	0%	0%
Brokerage and Investment Management	$17,881	$ 0	$ 912	3.90%	0%	.20%	12.72%	0%	.29%
Chemicals	$ 8,076	$ 0	$ 0	11.59%	7%	7%	24.31%	7%	4%
Computers	$ 137,531	$ 0	$ 0	6.66%	0%	0%	10.92%	0%	0%
Construction and Housing	$ 5,722	$ 0	$ 0	13.54%	0%	0%	32.94%	0%	0%
Consumer Industries	$11,823	$ 0	$ 0	12.71%	0%	0%	25.86%	0%	0%
Cyclical Industries	$ 1,804	$ 0	$ 0	17.02%	0%	0%	26.22%	0%	0%
Defense and Aerospace	$6,543	$ 0	$ 0	10.01%	0%	0%	19.50%	0%	0%
Developing Communications	$ 41,229	$ 0	$ 0	5.45%	0%	0%	7.81%	0%	0%
Electronics	$ 267,827	$ 0	$ 0	6.07%	0%	0%	8.05%	0%	0%
Energy	$ 41,409	$ 0	$ 0	6.16%	0%	0%	17.86%	0%	0%
Energy Service	$ 117,730	$ 0	$ 0	8.74%	0%	0%	20.31%	0%	0%
Environmental Services	$ 15,874	$ 0	$ 0	14.50%	0%	0%	30.98%	0%	0%
Financial Services	$ 19,290	$ 0	$ 0	3.34%	0%	0%	8.73%	0%	0%
Food and Agriculture	$ 13,213	$ 0	$ 0	7.17%	0%	0%	18.32%	0%	0%
Health Care	$ 143,093	$ 0	$ 0	4.38%	0%	0%	10.13%	0%	0%
Home Finance	$ 66,175	$ 0	$ 0	4.62%	0%	0%	4.79%	0%	0%
Industrial Equipment	$ 4,565	$ 0	$ 0	11.71%	0%	0%	16.84%	0%	0%
Industrial Materials	$11,147	$ 0	$ 0	19.86%	0%	0%	34.19%	0%	0%
Insurance	$ 6,528	$ 0	$ 0	6.04%	0%	0%	13.40%	0%	0%
Leisure	$ 48,009	$ 0	$ 0	8.84%	0%	0%	18.11%	0%	0%
Medical Delivery	$ 17,503	$ 0	$ 0	7.77%	0%	0%	15.35%	0%	0%
Multimedia	$ 24,819	$ 0	$ 0	13.06%	0%	0%	27.22%	0%	0%
Natural Gas	$ 8,100	$ 0	$ 0	5.86%	0%	0%	17.36%	0%	0%
Natural Resources	$ 4,865	$ 0	$ 0	9.40%	0%	0%	20.95%	0%	0%
Paper and Forest Products	$ 15,067	$		$6.21%	0%	0%	22.03%	0%	0%
Retailing	$ 31,755	$ 0	$ 0	7.57%	0%	0%	16.58%	0%	0%
Software and Computer Services	$ 6,868	$ 0	$ 0	2.88%	0%	0%	8.33%	0%	0%
Technology	$ 325,672	$ 0	$ 0	10.16%	0%	0%	14.74%	0%	0%
Telecommunications	$ 62,950	$ 0	$ 11,564	3.16%	0%	0.58%	6.21%	0%	0.63%
Transportation	$ 9,783	$ 0	$ 0	10.35%	0%	0%	22.83%	0%	0%
Utilities Growth	$ 7,727	$ 0	$ 0	0.96%	2%	2%	2.18%	2%	1%

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc, P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the Trust's current Declaration of Trust remain underlined in this Exhibit.

FORM OF

AMENDED AND RESTATED DECLARATION OF TRUST
FIDELITY SELECT PORTFOLIOS

AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 2000] , 2001 by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; [and]

WHEREAS, this Trust was initially made on November 20, 1980 by Richard M. Reilly, Caleb Loring, Jr., and Frank Nesvet in order to establish a trust for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

_________________________________________________

ARTICLE I

NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Fidelity Select Portfolios."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

(e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to Fidelity Select Portfolios and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II

PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III

BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV

THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V

POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 hereof.

(j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI

EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to [a Majority Shareholder Vote,] applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

DERIVATIVE ACTION

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX

CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X

DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII

MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, [as appropriate,] if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or [substantially all] a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. [Any such merger, consolidation, sale, lease, or exchange shall] Such transactions may be [deemed for all purposes to have been accomplished under] effected through share for share exchanges, transfer or sale of assets, shareholder-in-kind redemptions and [pursuant to Massachusetts law] purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers [substantially] all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share for share exchanges, transfers or sale of assets, shareholder-in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

SIGNATURE LINES OMITTED

EXHIBIT 2

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT

between

FIDELITY SELECT PORTFOLIOS:

{NAMES OF EACH PORFTOLIO OMITTED}

and

FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of [made] this [16th day of January 1997] day of 2001, by and between Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAMES OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 16, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ___ day of ________ 2001.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets			Annualized Rate
0	-	$ 3 billion	.5200%
3	-		6.4900
6	-		9.4600
9	-		12.4300
12	-		15.4000
15	-		18.3850
18	-		21.3700
21	-		24.3600
24	-		30.3500
30	-		36.3450
36	-		42.3400
42	-		48.3350
48	-		66.3250
66	-		84.3200
84	-		102.3150
102	-		138.3100
138	-		174.3050
174	-		210.3000
210	-		246.2950
246	-		282.2900
282	-		318.2850
318	-		354.2800
354	-		390.2750
390	-		426.2700
426	-		462.2650
462	-		498.2600
498	-		534.2550
[Over	-	534	.2500]
534	-		587.2500
587	-		646.2463
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over	-		1,260.2167

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 1997 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual [consent, such] consent subject to [on] the provisions of Section 15 [part] of the 1940 Act, as modified [Fund to be authorized] by or interpreted by any applicable order or orders [vote of a majority] of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, [outstanding voting securities of] the Commission. [Portfolio.]

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SELECT PORTFOLIOS:
MONEY MARKET PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this [1st day of November 1999] day of 2001, by and between Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Money Market Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [June 1, 1998] November 1, 1999, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [November 1, 1999] ,2001.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee, an Individual Fund Fee, and an Income Component.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.3700%
3 - 6.3400
6 - 9.3100
9 - 12.2800
12 - 15.2500
15 - 18.2200
18 - 21.2000
21 - 24.1900
24 - 30.1800
30 - 36.1750
36 - 42.1700
42 - 48.1650
48 - 66.1600
66 - 84.1550
84 - 120.1500
120 - 156.1450
156 - 192.1400
192 - 228.1350
228 - 264.1300
264 - 300.1275
300 - 336.1250
336 - 372.1225
372 - 408.1200
408 - 444.1175
444 - 480.1150
480 - 516.1125
516 - 587.1100
587 - 646.1080
646 - 711.1060
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
over 1,260.0920

[(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.03%.]

One-twelfth of the Group Fee Rate (calculated as described above to the nearest millionth) [and of the Individual Fund Fee Rate] shall be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month to determine the Group Fee [and the Individual Fee] for such month.

(b) The Income Component. The Income Component for each month shall be the sum of an Income-Based Fee and an Asset-Based Fee as follows:

If the Portfolio's Annualized Gross Yield Is:
Equal or Greater Than	But Less Than	Income-Based Fee	Annual Asset-Based Fee Rate
0.00%	1.00%	2% of Monthly Gross Income	0.05%
1.00%	3.00%	zero	0.07%
3.00%	11.00%	2% of Monthly Gross Income	0.01%
11.00%	13.00%	zero	0.23%
13.00%	15.00%	2% of Monthly Gross Income	(0.03)%
15.00%	--	zero	0.27%

(i) Income-Based Fee. Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations computed in accordance with generally accepted accounting practices. Annualized gross yield shall be determined by dividing the Portfolio's gross income for the month by the average daily net assets of the Portfolio for the month and dividing the result by the number of days in the month over 365 days.

(Gross Income for the Month)	÷	(Days in the Month)
(Average Daily Net Assets for the Month)		(365 Days)

(ii) The Asset-Based Fee. One-twelfth of the Annual Asset-Based Fee Rate shall be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount (positive or negative) is the Asset-Based Fee for such month.

(c) [The Income Component. The Adviser shall receive a monthly payment computed on the basis of the Portfolio's gross income. With respect to that amount of the Portfolio's monthly gross income which is in excess of that amount which is equivalent to an annualized yield of 5%, the Adviser shall receive 6% of the amount of such excess. Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations computed in accordance with generally accepted accounting practices. Annualized yield shall be determined by dividing the Portfolio's gross income for the month by average daily net assets of the Portfolio for the month and dividing the result by the number of days in the month over 365 days.]In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the gross income and average net assets for the business days it is so in effect for that month.

[(Gross Income for the Month)	÷	(Days in the Month)]
[(AVERAGE DAILY NET ASSETS FOR THE MONTH)		(365 DAYS)]

[Notwithstanding the foregoing, in no event shall the Adviser be entitled to receive an income component for any month that is in excess of an amount equal to 0.24% of the Portfolio's average net assets for such month.]

[ (d) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.]

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until May 31, [2000] 200_and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3a

[TO BE UPDATED]

Historical Gross Yields (%) Select Money Market Portfolio

Annualized calendar monthly gross yields.

Source: iMoneyNet, Inc. iMoneyNet data is not available prior to July 1985.

EXHIBIT 4

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF

SUB-ADVISORY AGREEMENT

between

FIDELITY MANAGEMENT & RESEARCH COMPANY

and

FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.

and

FIDELITY SELECT PORTFOLIOS: ON BEHALF OF {NAMES OF EACH PORTFOLIO OMITTED}

[AGREEMENT] AMENDMENT made this [1st day of March, 1994] day of , 2001, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAMES OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated March 1, 1994, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on the __ day of ______, 2001.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1994] 200 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the [Portfolio, such consent on the part of the] Portfolio subject to the provisions [be authorized by vote] of Section 15 [a majority] of the 1940 Act, as modified by or interpreted by any applicable order or orders [outstanding voting securities] of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission. [Portfolio.]

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF

SUB-ADVISORY AGREEMENT

between

FIDELITY MANAGEMENT & RESEARCH COMPANY

and

FIDELITY MANAGEMENT & RESEARCH (Far East) INC.

and

FIDELITY SELECT PORTFOLIOS: ON BEHALF OF {NAMES OF EACH PORTFOLIO OMITTED}

[AGREEMENT] AMENDMENT made this [1st day of March, 1994] day of , 2001, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAMES OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated March 1, 1994, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on the __ day of ______, 2001.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1994] 200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the [Portfolio, such consent on the part of the] Portfolio subject to the provisions [be authorized by vote] of Section 15 [a majority] of the 1940 Act, as modified by or interpreted by any applicable order or orders [outstanding voting securities] of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission. [Portfolio.]

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

FORM OF

DISTRIBUTION AND SERVICE PLAN

FIDELITY SELECT PORTFOLIOS: {NAMES OF EACH PORTFOLIO OMITTED}

1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of {Names of each Portfolio omitted} (the "Portfolio"), a series of shares of Fidelity Select Portfolios (the "Fund").

2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.

3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.

4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by] a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 200_ and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, or to increase materially the amount spent by the Portfolio for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.

10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.

11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

[TO BE UPDATED] EXHIBIT 7

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Growth
Select Portfolios:
 Air Transportation(g)	2/28/99	$ 98.2	0.58%
 Automotive(g)	2/28/99	60.6	0.59
 Biotechnology(g)	2/28/99	574.0	0.59
 Brokerage and Investment Management(g)	2/28/99	728.9	0.59
 Business Services and Outsourcing(g)	2/28/99	55.4	0.59
 Chemicals(g)	2/28/99	47.2	0.59
 Computers(g)	2/28/99	1,008.6	0.60
 Construction and Housing(g)	2/28/99	83.1	0.59
 Consumer Industries(g)	2/28/99	77.9	0.59
 Cyclical Industries(g)	2/28/99	3.9	0.59
 Defense and Aerospace(g)	2/28/99	53.5	0.58
 Developing Communications(g)	2/28/99	310.5	0.60
 Electronics(g)	2/28/99	2,259.4	0.59
 Energy(g)	2/28/99	140.5	0.59
 Energy Service(g)	2/28/99	653.1	0.59
 Environmental Services(g)	2/28/99	20.8	0.59
 Financial Services(g)	2/28/99	624.8	0.59
 Food and Agriculture(g)	2/28/99	227.4	0.59
 Gold(g)	2/28/99	206.8	0.59
 Health Care(g)	2/28/99	2,518.2	0.59
 Home Finance(g)	2/28/99	1,350.2	0.58
 Industrial Equipment(g)	2/28/99	42.5	0.59
 Industrial Materials(g)	2/28/99	16.1	0.59
 Insurance(g)	2/28/99	110.1	0.59
 Leisure(g)	2/28/99	292.2	0.59
 Medical Delivery(g)	2/28/99	155.5	0.59
 Medical Equipment and Systems(e)(g)	2/28/99	16.1	0.60(d)
 Multimedia(g)	2/28/99	130.4	0.59
 Natural Gas(g)	2/28/99	51.5	0.59
 Natural Resources(g)	2/28/99	6.5	0.59
 Paper and Forest Products (g)	2/28/99	15.0	0.59
 Precious Metals and Minerals (g)	2/28/99	150.1	0.59
 Regional Banks(g)	2/28/99	1,247.4	0.59
 Retailing(g)	2/28/99	282.2	0.59
 Software and Computer Services(g)	2/28/99	572.6	0.59
 Technology(g)	2/28/99	758.6	0.60
 Telecommunications(g)	2/28/99	783.1	0.59
 Transportation(g)	2/28/99	24.4	0.58
 Utilities Growth(g)	2/28/99	408.1	0.59
Magellan(g)	3/31/99	75,792.2	0.43
Large Cap Stock(g)	4/30/99	286.2	0.54
Mid Cap Stock(g)	4/30/99	1,687.0	0.50
Small Cap Stock(g)	4/30/99	557.9	0.73
Contrafund II(g)	6/30/99	566.7	0.59
Fidelity Fifty(g)	6/30/99	180.5	0.46
Advisor Focus Funds:
 Consumer Industries:(g)
 Class A	7/31/99	$ 2.7	0.58%
 Class T	7/31/99	17.5	0.58
 Class B	7/31/99	7.5	0.58
 Class C	7/31/99	1.9	0.58
 Institutional Class	7/31/99	5.0	0.58
 Cyclical Industries:(g)
 Class A	7/31/99	0.6	0.58
 Class T	7/31/99	2.8	0.58
 Class B	7/31/99	1.1	0.58
 Class C	7/31/99	0.5	0.58
 Institutional Class	7/31/99	1.9	0.58
 Financial Services:(g)
 Class A	7/31/99	23.2	0.58
 Class T	7/31/99	111.8	0.58
 Class B	7/31/99	76.1	0.58
 Class C	7/31/99	25.5	0.58
 Institutional Class	7/31/99	8.0	0.58
 Health Care:(g)
 Class A	7/31/99	40.3	0.58
 Class T	7/31/99	186.3	0.58
 Class B	7/31/99	130.3	0.58
 Class C	7/31/99	57.0	0.58
 Institutional Class	7/31/99	20.0	0.58
 Natural Resources:(g)
 Class A	7/31/99	6.3	0.58
 Class T	7/31/99	274.3	0.58
 Class B	7/31/99	40.3	0.58
 Class C	7/31/99	4.9	0.58
 Institutional Class	7/31/99	4.0	0.58
 Technology:(g)
 Class A	7/31/99	42.1	0.58
 Class T	7/31/99	192.9	0.58
 Class B	7/31/99	118.4	0.58
 Class C	7/31/99	34.3	0.58
 Institutional Class	7/31/99	16.7	0.58
 Utilities Growth:(g)
 Class A	7/31/99	6.7	0.58
 Class T	7/31/99	32.9	0.58
 Class B	7/31/99	29.3	0.58
 Class C	7/31/99	9.2	0.58
 Institutional Class	7/31/99	4.4	0.58
Blue Chip Growth(g)	7/31/99	20,095.3	0.47
Dividend Growth(g)	7/31/99	10,816.0	0.64
Low-Priced Stock(g)	7/31/99	8,273.4	0.82
OTC Portfolio(g)	7/31/99	5,575.5	0.50
Export and Multinational Fund(g)	8/31/99	404.7	0.58
Destiny I:(g)
 Class O	9/30/99	$ 7,214.4	0.29%
 Class N(e)	9/30/99	0.2	0.29(d)
Destiny II:(g)
 Class O	9/30/99	5,093.0	0.45
 Class N(e)	9/30/99	0.5	0.45(d)
Advisor Diversified International:(e)(f)(x)
 Class A	10/31/99	1.9	0.72(d)
 Class T	10/31/99	11.8	0.72(d)
 Class B	10/31/99	4.0	0.72(d)
 Class C	10/31/99	3.4	0.72(d)
 Institutional Class	10/31/99	1.6	0.72(d)
Advisor Europe Capital Appreciation:(e)(f)(x)
 Class A	10/31/99	1.5	0.72(d)
 Class T	10/31/99	8.4	0.72(d)
 Class B	10/31/99	2.5	0.72(d)
 Class C	10/31/99	2.6	0.72(d)
 Institutional Class	10/31/99	0.7	0.72(d)
Advisor Emerging Asia:(e)(f)
 Class A	10/31/99	82.3	1.07
 Class T	10/31/99	0.7	1.07(d)
 Class B	10/31/99	0.4	1.07(d)
 Class C	10/31/99	0.3	1.07(d)
 Institutional Class	10/31/99	0.1	1.07(d)
Advisor Global Equity:(e)(f)(x)
 Class A	10/31/99	1.4	0.73(d)
 Class T	10/31/99	2.2	0.73(d)
 Class B	10/31/99	1.5	0.73(d)
 Class C	10/31/99	1.7	0.73(d)
 Institutional Class	10/31/99	1.1	0.73(d)
Advisor International Capital Appreciation:(e)(f)(x)
 Class A	10/31/99	1.6	0.73
 Class T	10/31/99	21.1	0.73
 Class B	10/31/99	6.0	0.73
 Class C	10/31/99	3.7	0.73
 Institutional Class	10/31/99	5.9	0.73
Advisor Japan:(e)(f)(x)
 Class A	10/31/99	2.3	0.72(d)
 Class T	10/31/99	8.4	0.72(d)
 Class B	10/31/99	5.7	0.72(d)
 Class C	10/31/99	6.4	0.72(d)
 Institutional Class	10/31/99	1.3	0.72(d)
Advisor Latin America:(e)(f)(x)
 Class A	10/31/99	0.6	0.73(d)
 Class T	10/31/99	0.8	0.73(d)
 Class B	10/31/99	0.7	0.73(d)
 Class C	10/31/99	0.6	0.73(d)
 Institutional Class	10/31/99	0.4	0.73(d)
Advisor Overseas:(f)
 Class A	10/31/99	$ 16.5	0.90%
 Class T	10/31/99	1,212.8	0.90
 Class B	10/31/99	70.9	0.90
 Class C	10/31/99	22.3	0.90
 Institutional Class	10/31/99	81.3	0.90
Aggressive International(f)	10/31/99	441.9	0.83
Canada(f)	10/31/99	45.3	0.32
Capital Appreciation(g)	10/31/99	2,734.2	0.43
Disciplined Equity(g)	10/31/99	3,168.8	0.42
Diversified International (f)	10/31/99	2,607.3	0.83
Emerging Markets(f)	10/31/99	343.0	0.73
Europe(f)	10/31/99	1,467.1	0.60
Europe Capital Appreciation(f)	10/31/99	568.9	0.66
France(f)	10/31/99	12.8	0.00 (z)
Germany(f)	10/31/99	24.6	0.74
Hong Kong and China(f)	10/31/99	148.8	0.73
Japan(f)	10/31/99	450.4	0.86
Japan Small Companies(f)	10/31/99	668.5	0.72
Latin America(f)	10/31/99	329.7	0.73
Nordic(f)	10/31/99	104.8	0.73
Overseas(f)	10/31/99	3,964.2	0.92
Pacific Basin(f)	10/31/99	352.2	0.92
Small Cap Selector(g)	10/31/99	582.3	0.42
Southeast Asia(f)	10/31/99	300.1	0.89
Stock Selector(g)	10/31/99	1,676.3	0.38
TechnoQuant Growth(g)	10/31/99	50.6	0.33
United Kingdom(f)	10/31/99	6.7	0.00(z)
Value(g)	10/31/99	5,311.3	0.32
Worldwide(f)	10/31/99	962.4	0.73
Advisor Dividend Growth:(g)(h)
 Class A	11/30/99	23.1	0.58
 Class T	11/30/99	172.6	0.58
 Class B	11/30/99	145.7	0.58
 Class C	11/30/99	79.3	0.58
 Institutional Class	11/30/99	24.1	0.58
Advisor Equity Growth:(g)(h)
 Class A	11/30/99	236.8	0.58
 Class T	11/30/99	6,598.6	0.58
 Class B	11/30/99	789.5	0.58
 Class C	11/30/99	221.9	0.58
 Institutional Class	11/30/99	1,262.1	0.58
Advisor Growth Opportunities:(g)(h)
 Class A	11/30/99	526.9	0.43
 Class T	11/30/99	25,620.7	0.43
 Class B	11/30/99	1,976.6	0.43
 Class C	11/30/99	537.7	0.43
 Institutional Class	11/30/99	635.8	0.43
Advisor Large Cap:(g)(h)
 Class A	11/30/99	$ 11.8	0.58%
 Class T	11/30/99	172.1	0.58
 Class B	11/30/99	72.7	0.58
 Class C	11/30/99	15.8	0.58
 Institutional Class	11/30/99	12.1	0.58
Advisor Mid Cap:(g)(h)
 Class A	11/30/99	17.0	0.58
 Class T	11/30/99	424.8	0.58
 Class B	11/30/99	93.4	0.58
 Class C	11/30/99	22.2	0.58
 Institutional Class	11/30/99	42.9	0.58
Advisor Retirement Growth:(g)(h)(x)
 Class A	11/30/99	1.8	0.58
 Class T	11/30/99	10.8	0.58
 Class B	11/30/99	6.0	0.58
 Class C	11/30/99	3.5	0.58
 Institutional Class	11/30/99	0.5	0.58
Advisor Small Cap:(g)(h)
 Class A	11/30/99	33.4	0.73
 Class T	11/30/99	231.8	0.73
 Class B	11/30/99	95.2	0.73
 Class C	11/30/99	77.2	0.73
 Institutional Class	11/30/99	43.0	0.73
Advisor TechnoQuant Growth: (g)(h)
 Class A	11/30/99	3.2	0.58
 Class T	11/30/99	15.1	0.58
 Class B	11/30/99	12.0	0.58
 Class C	11/30/99	0.9	0.58
 Institutional Class	11/30/99	1.1	0.58
Advisor Value Strategies:(g)(h)
 Class A	11/30/99	5.0	0.35
 Class T	11/30/99	420.3	0.35
 Class B	11/30/99	94.0	0.35
 Initial Class	11/30/99	18.7	0.35
 Institutional Class	11/30/99	5.1	0.35
Aggressive Growth(g)(h)	11/30/99	5,619.2	0.72
Growth Company(g)(h)	11/30/99	13,628.6	0.51
New Millennium(g)(h)	11/30/99	2,232.6	0.74
Retirement Growth(g)(h)	11/30/99	5,370.5	0.43
Contrafund(g)(h)	12/31/99	41,975.2	0.45
Trend(g)(h)	12/31/99	1,274.3	0.37
Variable Insurance Products:
 Growth(h)
 Initial Class	12/31/99	13,569.8	0.58
 Service Class	12/31/99	408.0	0.58
 Overseas(f)(h)
 Initial Class	12/31/99	2,157.5	0.73
 Service Class	12/31/99	66.8	0.73
Variable Insurance Products II:
 Contrafund(g)(h)
 Initial Class	12/31/99	$ 7,517.9	0.58%
 Service Class	12/31/99	356.3	0.58
Variable Insurance Products III:
 Growth Opportunities(g)(h)
 Initial Class	12/31/99	1,604.2	0.58
 Service Class	12/31/99	244.4	0.58
 Mid Cap(g)(h)
 Initial Class	12/31/99	0.7	0.57
 Service Class	12/31/99	3.9	0.57

(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 1999, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIJ with respect to the fund.

(h) Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as sub-advisor for the fund. FMR will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

[TO BE UPDATED] EXHIBIT 8

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Taxable Money Market (d)
Daily Income Trust	8/31/99	$ 2,734.6	0.31%
Retirement Government Money Market	8/31/99	3,860.7	0.42
Retirement Money Market	8/31/99	9,240.9	0.42
Prime (x)
 Daily Money Class	10/31/99	3,860.4	0.25
 Capital Reserves Class	10/31/99	2,736.2	0.25
Treasury (x)
 Daily Money Class	10/31/99	1,309.2	0.25
 Capital Reserves Class	10/31/99	790.9	0.25
 Advisor B Class	10/31/99	91.3	0.25
 Advisor C Class	10/31/99	34.2	0.25
Cash Reserves	11/30/99	34,821.6	0.18
U.S. Government Reserves	11/30/99	1,502.6	0.17
VIP: Money Market	12/31/99	1,771.0	0.18
Select Money Market	2/29/00	1,046.1	0.18
Domestic Portfolio (x)
 Class I	3/31/00	3,188.0	0.20
 Class II	3/31/00	324.3	0.20
 Class III	3/31/00	831.6	0.20
Government Portfolio (x)
 Class I	3/31/00	5,216.5	0.20
 Class II	3/31/00	465.3	0.20
Money Market Portfolio (x)
 Class I	3/31/00	14,377.8	0.20
 Class II	3/31/00	152.4	0.20
 Class III	3/31/00	648.8	0.20
 Class III	3/31/00	949.7	0.20
Treasury Portfolio (x)
 Class I	3/31/00	4,322.8	0.20
 Class II	3/31/00	378.6	0.20
 Class III	3/31/00	3,029.9	0.20
Treasury Only Portfolio (x)
 Class I	3/31/00	$ 1,095.1	0.20%
 Class II	3/31/00	45.9	0.20
 Class III	3/31/00	98.4	0.20
Spartan Money Market	4/30/00	9,517.9	0.45
Spartan U.S. Government Money Market	4/30/00	831.9	0.45
Spartan U.S. Treasury Money Market	4/30/00	2,061.8	0.45
The North Carolina Capital Management Trust:
 Cash Portfolio	6/30/00	2,906.9	0.32

(a) All fund data are as of the fiscal year end noted in the chart or as of July 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Manangement Inc., with respect to each fund.

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
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Vote by phone or return the signed
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*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: AIR TRANSPORTATION PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Air Transportation Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390798/fund# 034

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390798/fund# 034

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: AUTOMOTIVE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Automotive Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390699/fund# 502

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390699/fund# 502

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: BANKING PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Banking Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390640/fund# 507

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390640/fund# 507

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Biotechnology Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390772/fund# 042

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
11. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 11.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry for the fund.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390772/fund# 042

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Brokerage and Investment Management Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390855/fund# 068

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390855/fund# 068

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Business Services and Outsourcing Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390483/fund# 353

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390483/fund# 353

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: CHEMICALS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Chemicals Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390889/fund# 069

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390889/fund# 069

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: COMPUTERS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Computers Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390871/fund# 007

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390871/fund# 007

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: CONSTRUCTION AND HOUSING PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Construction and Housing Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390616/fund# 511

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390616/fund# 511
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: CONSUMER INDUSTRIES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Consumer Industries Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip#316390558/fund# 517

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
12. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 12.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip#316390558/fund# 517

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: CYCLICAL INDUSTRIES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Cyclical Industries Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390517/fund# 515

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390517/fund# 515

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: DEFENSE AND AEROSPACE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Defense and Aerospace Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390806/fund# 067

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390806/fund# 067
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: DEVELOPING COMMUNICATIONS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Developing Communications Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390566/fund# 518

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390566/fund# 518
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: ELECTRONICS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Electronics Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390863/fund# 008

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390863/fund# 008
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: ENERGY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Energy Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390103/fund# 060

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390103/fund# 060
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: ENERGY SERVICE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Energy Service Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390764/fund# 043

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390764/fund# 043
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: ENVIRONMENTAL SERVICES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Environmental Services Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390574/fund# 516

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
13. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 13.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390574/fund# 516

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: FINANCIAL SERVICES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Financial Services Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390608/fund# 066

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390608/fund# 066
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: FOOD AND AGRICULTURE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Food and Agriculture Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390848/fund# 009

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390848/fund# 009
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: GOLD PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Gold Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390780/fund# 041

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
17. To amend the fund's fundamental investment limitation concerning its purchases and sales of commodities.	(_)	(_)	(_) 17.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390780/fund# 041

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Health Care Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390301/fund# 063

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390301/fund# 063
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: HOME FINANCE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Home Finance Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390723/fund# 098

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390723/fund# 098
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: INDUSTRIAL EQUIPMENT PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Industrial Equipment Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390533/fund# 510

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390533/fund# 510
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: INDUSTRIAL MATERIALS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Industrial Materials Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390590/fund# 509

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390590/fund# 509
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: INSURANCE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Insurance Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390541/fund# 045

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390541/fund# 045
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: LEISURE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Leisure Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390707/fund# 062

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390707/fund# 062
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: MEDICAL DELIVERY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Medical Delivery Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390665/fund# 505

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390665/fund# 505
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Medical Equipment and Systems Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390475/fund# 354

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390475/fund# 354

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Money Market Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390814/fund# 085

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
6. To approve an amended management contract for the fund.	(_)	(_)	(_) 6
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 the fund.	(_)	(_)	(_) 9.
15. To amend a fundamental investment limitation concerning diversification for the fund.	(_)	(_)	(_) 15.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390814/fund# 085

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: MULTIMEDIA PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Multimedia Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390681/fund# 503

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18
SP-PXC-0101	cusip# 316390681/fund# 503
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: NATURAL GAS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Natural Gas Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390525/fund# 513

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390525/fund# 513
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: NATURAL RESOURCES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Natural Resources Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390491/fund# 514

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390491/fund# 514

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: NETWORKING AND INFRASTRUCTURE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Networking and Infrastructure Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip#316390467/fund# 912

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.

SP-PXC-0101	cusip#316390467/fund# 912

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: PAPER AND FOREST PRODUCTS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Paper and Forest Products Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390657/fund# 506

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390657/fund# 506
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: RETAILING PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Retailing Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390731/fund# 046

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390731/fund# 046
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: SOFTWARE AND COMPUTER SERVICES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Software and Computer Services Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390822/fund# 028

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390822/fund# 028
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: TECHNOLOGY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Technology Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390202/fund# 064

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390202/fund# 064
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: TELECOMMUNICATIONS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Telecommunications Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390830/fund# 096

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390830/fund# 096
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: TRANSPORTATION PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Transportation Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316390582/fund# 512

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.
SP-PXC-0101	cusip# 316390582/fund# 512
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: UTILITIES GROWTH PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Utilities Growth Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip#316390509/fund# 065

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
14. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 14
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip#316390509/fund# 065

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS: WIRELESS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios: Wireless Portfolio as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip#316390459/fund# 963

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.

SP-PXC-0101	cusip#316390459/fund# 963

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN

PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE

NOT VOTING BY PHONE.

Fund# 034HH, 502HH, 507HH, 068HH, 069HH, 007HH, 511HH, 067HH, 518HH, 008HH, 060HH, 043HH, 066HH, 009HH, 063HH, 098HH, 510HH, 509HH, 045HH, 062HH, 505HH, 503HH, 513HH, 506HH, 046HH, 028HH, 064HH, 096HH, 512HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101

cusip# 316390798/fund# 034HH

cusip# 316390699/fund# 502HH

cusip# 316390640/fund# 507HH

cusip# 316390855/fund# 068HH

cusip# 316390889/fund# 069HH

cusip# 316390871/fund# 007HH

cusip# 316390616/fund# 511HH

cusip# 316390806/fund# 067HH

cusip# 316390566/fund# 518HH

cusip# 316390863/fund# 008HH

cusip# 316390103/fund# 060HH

cusip# 316390764/fund# 043HH

cusip# 316390608/fund# 066HH

cusip# 316390848/fund# 009HH

cusip# 316390301/fund# 063HH

cusip# 316390723/fund# 098HH

cusip# 316390533/fund# 510HH

cusip# 316390590/fund# 509HH

cusip# 316390541/fund# 045HH

cusip# 316390707/fund# 062HH

cusip# 316390665/fund# 505HH

cusip# 316390681/fund# 503HH

cusip# 316390525/fund# 513HH

cusip# 316390657/fund# 506HH

cusip# 316390731/fund# 046HH

cusip# 316390822/fund# 028HH

cusip# 316390202/fund# 064HH

cusip# 316390830/fund# 096HH

cusip# 316390582/fund# 512HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 042HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
11. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 11.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry for the fund.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390772/fund# 042HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 353HH, 354HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390483/fund# 353HH cusip# 316390475/fund# 354HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 517HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
12. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 12.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip#316390558/fund# 517HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 515HH,514HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390517/fund# 515HH cusip# 316390491/fund# 514HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 516HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
13. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 13.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390574/fund# 516HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 041HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
17. To amend the fund's fundamental investment limitation concerning its purchases and sales of commodities.	(_)	(_)	(_) 17.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390780/fund# 041HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 065HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.	(_)	(_)	(_) 8.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 9.
10. To adopt a standard investment policy for the fund.	(_)	(_)	(_) 10.
14. To modify a fundamental investment policy of the fund.	(_)	(_)	(_) 14.
16. To amend the fundamental investment limitation concerning the fund's investments in a single industry.	(_)	(_)	(_) 16.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip#316390509/fund# 065HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 085HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.
6. To approve an amended management contract for the fund.	(_)	(_)	(_) 6.
9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 the fund.	(_)	(_)	(_) 9.
15. To amend a fundamental investment limitation concerning diversification for the fund.	(_)	(_)	(_) 15.
18. To amend the fundamental investment limitation concerning underwriting for the fund.	(_)	(_)	(_) 18.

SP-PXC-0101	cusip# 316390814/fund# 085HH

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY SELECT PORTFOLIOS:
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and J. Michael Cook, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 14, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 912HH , 963HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 12 nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C. Johnson 3rd, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 3.
4. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	(_)	(_)	(_) 4.

SP-PXC-0101	cusip#316390467/fund# 912HH cusip#316390459/fund# 963HH